Premises, Equipment, Lease Commitments and Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Premises, Equipment, Lease Commitments and Other Assets

	December 31,
(in millions)	2012	2011
Land	$1,832	1,825
Buildings	7,670	7,441
Furniture and equipment	7,194	7,195
Leasehold improvements	1,839	1,725
Premises and equipment leased
under capital leases	122	147
Total premises and equipment	18,657	18,333
Less: Accumulated depreciation
and amortization	9,229	8,802
Net book value,
premises and equipment	$9,428	9,531

Depreciation and amortization expense for premises and equipment was $1.3 billion, $1.4 billion and $1.5 billion in 2012, 2011 and 2010, respectively.

       Dispositions of premises and equipment, included in noninterest expense, resulted in a net gain of $7 million in 2012, and net losses of $17 million and $115 million in 2011 and 2010, respectively.

       We have obligations under a number of noncancelable operating leases for premises and equipment. The leases predominantly expire over the next 15 years, with the longest expiring in 2105, and many provide for periodic adjustment of rentals based on changes in various economic indicators. Some leases also include a renewal option. The following table provides the future minimum payments under capital leases and noncancelable operating leases, net of sublease rentals, with terms greater than one year as of December 31, 2012.

	Operating	Capital
(in millions)	leases	leases
Year ended December 31,
2013	$1,311	3
2014	1,184	3
2015	970	3
2016	808	3
2017	657	2
Thereafter	2,594	15
Total minimum lease payments	$7,524	29
Executory costs		$(8)
Amounts representing interest		(9)
Present value of net minimum
lease payments		$12

Operating lease rental expense (predominantly for premises), net of rental income, was $1.1 billion, $1.2 billion and $1.3 billion in 2012, 2011 and 2010, respectively.

       The components of other assets were:

	December 31,
(in millions)	2012	2011
Nonmarketable equity investments:
Cost method:
Private equity investments	$2,572	3,444
Federal bank stock	4,227	4,617
Total cost method	6,799	8,061
Equity method and other:
LIHTC investments (1)	4,767	4,077
Private equity and other	6,156	4,670
Total equity method and other	10,923	8,747
Total nonmarketable
equity investments (2)	17,722	16,808
Corporate/bank-owned life insurance	18,649	20,146
Accounts receivable	25,828	25,939
Interest receivable	5,006	5,296
Core deposit intangibles	5,915	7,311
Customer relationship and
other amortized intangibles	1,352	1,639
Foreclosed assets:
GNMA (3)	1,509	1,319
Other	2,514	3,342
Operating lease assets	2,001	1,825
Due from customers on acceptances	282	225
Other	12,800	17,172
Total other assets	$93,578	101,022

  Represents low income housing tax credit investments.
  Proceeds from sales of nonmarketable equity investments totaled $2.3 billion and $2.4 billion and purchases totaled $2.6 billion and $2.7 billion for 2012 and 2011, respectively.

(3)       These are foreclosed real estate securing GNMA loans. Both principal and interest for government insured/guaranteed loans secured by the foreclosed real estate are collectible because the loans are insured by the FHA or guaranteed by the VA.

Income related to nonmarketable equity investments was:

	Year ended December 31,
(in millions)	2012	2011	2010
Net realized gains from private
equity investments	$1,086	842	534
All other	(185)	(298)	(188)
Total	$901	544	346